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                                                                   EXHIBIT 10.35

SERVICE CHANGE ORDER TRANSMITTAL SHEET

ADDENDUM TO
SERVICE AGREEMENT FOR HP OPERATIONS SERVICES

CHANGE REQUEST CONTROL NUMBER:      56

INITIATED BY:                    HEWLETT PACKARD                 X    VIALINK
                           ------                             -------

SERVICE CHANGE ORDER DESCRIPTION:

Add two ISP infrastructure web connections and services to the existing agreement titled "Service Level Agreement for Operations Services" dated June 3, 1999. This Change order will run concurrent with this agreement. This change order will affect Exhibit A, Exhibit B, and Exhibit C and add a new Exhibit H to the existing agreement.

PURPOSE OF CHANGE:

Provide the viaLink Company a High Availability ISP connection and certain Managed Web Solutions herein.

DEPENDENCIES:

viaLink and HP Approval of this Change Order.

Approval of the Detailed Implementation plan by HP and viaLink.

COMMUNICATION PLAN:

See Detailed Implementation Plan.

PRE-CHANGE TESTING:

See Detailed Implementation Plan.

BACK OUT PLAN:

See Detailed Implementation Plan.

POST-CHANGE TESTING :

See Detailed Implementation Plan.

DOCUMENTATION CHANGE :

See Detailed Implementation Plan.



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RISK ANALYSIS:

See Detailed Implementation Plan.

PRIMARY HP CONTACT: Deborah Pittman/Allen McCoy

CONTACT/ REQUESTER: Gary Rowland

DATE OF REQUEST: 06/07/00

EFFECTIVE DATE OF SERVICE CHANGE:

         o        9/17/00 for ISP


SERVICE FEES TO BE ADDED IN EXHIBIT C:

BANDWIDTH SERVICE FEES PER LINE/MONTH.

0 to 3 Mbps                                            $ 4,500
3 to 4 Mbps                                            $ 5,400
4 to 5 Mbps                                            $ 6,300
5 to 6 Mbps                                            $ 7,200
6 to 7 Mbps                                            $ 8,000
7 to 8 Mbps                                            $ 8,700
8 to 9 Mbps                                            $ 9,200
9 to 10 Mbps                                           $14,500
10 to 15 Mbps                                          $17,500
15 to 20 Mbps                                          $23,000

Based on 95% utilization measured on 5-minute intervals.

SERVICE ASSUMPTIONS:

Below is the ISP URL Availability which will become part of the functional environment as stated in the Terms and Conditions section 12.3 for "Remedies and Liabilities".

ISP URL Availability of 99.5%

TERM:

The services provided under this Service Change Order No. 56 will commence on September 17, 2000 and continue concurrent with the initial term of the Service Level Agreement as stated under Section 13.1 of the Agreement.



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TERMS AND CONDITIONS:

The Terms and Conditions of Sale Section 15.16 is modified to add "Exhibit H Additional Terms and Conditions for Web Hosting Services". A copy of Exhibit H is provided as an attachment to this Service Change Order No. 56.

AFFECTED EXHIBITS:

The affected exhibits are exhibit A the Statement of Work and exhibit C the Service Fee Schedule. Below are the changes:

EXHIBIT A

Section 4.4.1 Reporting Activities Performed (Add to existing table)

                REPORT                                DESCRIPTION                             FREQUENCY
                ------                                -----------                             ---------
URL Availability                         The amount of time that                              Monthly
                                         the Web Monthly (URL) is available each
                                         month.

Bandwidth Utilization                    The amount of bandwidth that a                        Monthly
                                         viaLink is using on a monthly basis


5.16 MANAGED BANDWIDTH SERVICE (NEW)

      HP will provide connectivity to the Internet for the managed web service. This service does not include Web Server Load Balancing or Web Caching. The connectivity is not intended to provide general Internet connectivity for the viaLink Company and is reserved for use by servers supported under this Service Level Agreement and needs related to that environment.

5.16.1   NETWORK ADDRESSING AND ROUTING (NEW)

            5.16.1.1 ACTIVITIES PERFORMED:

                      5.16.1.1.1 viaLink will provide IP addresses for Internet facing network nodes

                      5.16.1.1.1 HP will provide routing to and from those addresses and the Internet

            5.16.1.2 ADDITIONAL ROLES AND RESPONSIBILITIES:

                      5.16.1.2.1 HP will return IP addresses to viaLink upon service termination

                      5.16.1.2.2 viaLink is responsible for assignment of all non-HP owned addresses.

            5.16.1.3 EXCLUSIONS

                      5.16.1.3.1 HP does not support Network Address Translation under this Agreement.



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5.17 BANDWIDTH PROVISIONING (NEW)

            5.17.1 ACTIVITIES PERFORMED

                      5.17.1.1 HP will provide a 100BaseT connection with
                              unfiltered and unrestricted Internet Access up to viaLink's firewall.

            5.17.2 ADDITIONAL ROLES AND RESPONSIBILITIES

                      5.17.2.1 viaLink is responsible for any content, material, message or data made available by viaLink or transmitted by viaLink through the service.

5.18 INTERNET FAULT ISOLATION AND RESOLUTION (NEW)

            5.18.1 ACTIVITIES PERFORMED

                      5.18.1.1 HP will work to return a malfunctioning resource
                              to working order and/or to prevent it from failing again, when an event has been detected with the viaLink Internet connection or when viaLink reports a problem.

                      5.18.1.2 HP will notify viaLink of the problem, and either resolve the problem or work with the responsible service providers to correct the failure.

                      5.18.1.3 HP will notify viaLink in writing of recommended
                              upgrades which HP in good faith believes are reasonably necessary and will provide sufficient detail regarding the reasons for the same.

            5.18.2 ADDITIONAL ROLES AND RESPONSIBILITIES

                      5.18.2.1 viaLink will advise HP within thirty days if it
                              agrees with the same. If the parties cannot agree on such upgrades, HP, if it still believes the upgrades are reasonably necessary, must follow the Change Management Process regarding the same.

                      5.18.2.2 Subject to the Change Management Process set
                              forth in Section 7 of the Service Level Agreement, HP is not responsible for degradation or disruption of service attributable to viaLink's decision(s) to decline recommended changes. Notwithstanding anything to the contrary in the Service Level Agreement, if and to the extent that
                              Section 7 of said Service Level Agreement authorizes termination by HP based on a Service Change Order concerning the services set forth in this Service Change Order, such right to terminate shall be limited to termination of this Service Change Order only.

5.19 BANDWIDTH UTILIZATION DATA COLLECTION AND MEASUREMENT (NEW)

             HP will collect resource utilization information that can be analyzed by viaLink to understand how resources are performing, being utilized and how the use of these resources can be optimized. These utilization reports will be the basis for billing for bandwidth utilization.

            5.19.1 ACTIVITIES PERFORMED

                     5.19.1.1 HP will use its standard HP tool-set for data
                             collection of bandwidth utilization of the dedicated viaLink switch.

                      5.19.1.2 HP will configure and implement data collection
                              tools for each monitored connection.

                      5.19.1.3 HP will monitor connection utilization with 5
                              minute sample intervals



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                      5.19.1.4 HP will base bandwidth billing on peak megabits
                              per second burst rates, discarding the top 5% of the sample.

                      5.19.1.5 HP will adjust burst rate billing on a two-month
                              cycle.

                      5.19.1.6 HP will notify viaLink of billing change 30 days
                              in advance

                      5.19.1.7 HP will add or modify thresholds from the
                              performance data collection requirements as requested by viaLink.

                      5.19.1.8 HP will adjust performance threshold values to a
                              reasonable level for ongoing problems after consulting with viaLink.

                      5.19.1.9 HP will generate reports and deliver to viaLink
                              at least monthly.

            5.19.2 ADDITIONAL ROLES AND RESPONSIBILITIES

                     VIALINK

                     5.19.2.1 viaLink will provide target burst rate for the
                             first billing cycle according to a good faith estimate of traffic levels

                     5.19.2.2 viaLink agrees that the second billing cycle will be based upon the actual burst rates of the previous measurement period.

                     JOINT

                     5.19.2.3 HP and viaLink will evaluate threshold values for each resource or relationship of resources in viaLink computing environment.

                     5.19.2.4 HP and viaLink will agree on the composition and
                             frequency of the performance data collection requirements.

            11.1.1 REQUIRED TOOLS (THE FOLLOWING IS ADDED TO THE EXISTING TABLE)

                 PURPOSE                 MANUFACTURER                   NAME                 HP        VIALINK
                 -------                 ------------                   ----                 --        -------
     Web Site Statistics              Web Trends Corp.               Web Trends              X

EXHIBIT B

12.7 WEB (URL) AVAILABILITY (NEW)

            12.7.1 DEFINITIONS

                      12.7.1.1 "AVAILABILITY GOAL" -- The value identified as an availability target for each specified Web (URL).

                       12.7.1.2 "WEB (URL) AVAILABILITY PERCENTAGE"-- The amount
                              of time that the Web (URL) was available This will be calculated daily.

                      12.7.1.3 "PLANNED DOWNTIME" -- A Web (URL) outage which
                              has been planned in advance by HP.

                      12.7.1.4 "REPORTING PERIOD" -- The selected span of time
                              (at least one month) for calculating Web (URL) Availability. Calculations are performed monthly.

                      12.7.1.5 "REVIEW MEETING" -- A formal meeting attended by
                              HP, viaLink , and any related third party management (either by phone conference or in person), in response to determination of non-compliance with this Service Level Objective.

                      12.7.1.6 "WEB (URL) AVAILABILITY" --means that a defined
                              Web (URL) is accessible by viaLink users for viewing. Web (URL) Availability does not relate to the level of performance of viaLink Servers, but is strictly a measure of availability for access from the public Internet.



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                      12.7.1.7 "STABILIZATION PERIOD" -- The period from the
                              Effective Date of this Service Change Order until such time as viaLink's Internet traffic is no longer being directed through Intermedia or viaLink's then current other ISP, but through HP's infrastructure as set forth in this Service Change Order.

                      12.7.1.8 "TOTAL DOWNTIME" -- The elapsed time between the
                              time the down event is initially detected or determined to exist, and the time the Web (URL) is determined to be accessible.

            12.7.2 URL AVAILABILITY

                      In each 24-hour period (local day) HP will monitor the URL of the entry point to the Web Site (e.g. www.hp.com). If the monitoring service detects that this site is not available a log will be kept.

                      For each 24-hour period HP will compare the unavailable record with the contracted availability service level. If Web (URL) Availability is below the Service Level Objective, HP will issue a Credit for the next month's invoice of 1/30th (thirtieth) of the customers monthly services invoice for the month in which the event occurred. The service component of the monthly invoice comprises systems management, network and applicable security services; it does not include hardware or software purchase or lease payments, maintenance contracts or application support services delivered by any third party.

12.8 WEB (URL) AVAILABILITY CALCULATION (NEW)

             HP will analyze the entry point (e.g. www.customer.com) Web (URL) Availability (data to determine the cause of the various outages that occur. Only Web (URL) Availability outages that fall within HP's responsibility as set forth in this Service Change Order will be subject to this objective.

             The following definitions and steps are used in determining Web
             (URL) Availability Percentages.

            12.8.1 DEFINITIONS

                      12.8.1.1 uh (UPTIME HOURS) represents the total number of
                              hours during the latest Reporting Period for which the Web (URL) was accessible.

                      12.8.1.2 mah (MAXIMUM AVAILABLE HOURS) represents the
                              total number of hours during the latest Reporting Period for which the Web (URL) could have been accessible. Excluded from the maximum available hours calculation will be:

                                12.8.1.2.1 Unplanned downtime due to resolution
                                          times of the 3rd party support
                                          providers; provided, however, that
                                          "3rd party support providers" as used
                                          in the foregoing does not include
                                          ISP's under contract with HP or anyone
                                          providing service or support to HP or
                                          such ISP's.

                                12.8.1.2.2 Unplanned downtime due to activities
                                          outside the control of HP; provided,
                                          however, that ISP's under contract
                                          with HP or anyone providing service
                                          or support to HP or such ISP's shall
                                          not be considered "outside the control
                                          of HP".

                                12.8.1.2.3 Except to the extent caused by HP,
                                          ISP's under contract with HP, or
                                          providers of service or support to
                                          either HP or such ISP's, unplanned
                                          downtime caused as the result of a
                                          problem for which HP has notified
                                          viaLink that downtime should be
                                          scheduled.

                      12.8.1.3 pdh (PLANNED DOWNTIME HOURS) represents the total number of hours during the latest Reporting Period for which the Web (URL) was planned to be unavailable for activities such as maintenance, updates, backups, etc.



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                      12.8.1.4 udh (UNPLANNED DOWNTIME HOURS) represents the
                              number of hours during the latest Reporting Period that a WEB (URL) is determined to be inaccessible.

                      12.8.1.5 ap (AVAILABILITY PERCENTAGE) represents the
                              percentage of time, for the Web (URL) in the latest Reporting Period, when the Web (URL) was accessible.

            12.8.2 CALCULATIONS

                      12.8.2.1 Determine UPTIME HOURS (uh) for each Web (URL)
                                12.8.2.1.1 uh =(mah - pdh) - udh

                      12.8.2.2 Calculate AVAILABILITY PERCENTAGE (ap) for each Web (URL) 12.8.2.2.1 ap = (uh/(mah - pdh)) * 100

            12.8.3 REPORTING

                      Web (URL) Availability reports will be produced for viaLink and HP monthly and reviewed at the regularly scheduled Account Review. The following information will be included in the monthly reports:

                      12.8.3.1 The viaLink  Computing Environment.

                      12.8.3.2 Web (URL) Availability Percentage.

                      12.8.3.3 Planned Downtime hours.

                      12.8.3.4 Unplanned Downtime hours.

         EXHIBIT C

            13.2 SERVICE FEES

                     From Effective Date of this Service Change Order through month 36

                     $95,000 Base environment (Existing Monthly Rate)

                     $ 9,000 2-ISP Network Connections (New)

                           (Estimated based 0 to 3 Mbps Utilization)
                           (Calculated Monthly based on Utilization for each ISP
                           Line)

                     $ 2,500 Startup cost per line for each additional line below 9 Mbps. (New)

                     Startup up costs above 9Mbps will be custom pricing.

                  0 to 3 Mbps                                            $ 4,500
                  3 to 4 Mbps                                            $ 5,400
                  4 to 5 Mbps                                            $ 6,300
                  5 to 6 Mbps                                            $ 7,200
                  6 to 7 Mbps                                            $ 8,000
                  7 to 8 Mbps                                            $ 8,700
                  8 to 9 Mbps                                            $ 9,200
                  9 to 10 Mbps                                           $14,500
                  10 to 15 Mbps                                          $17,500
                  15 to 20 Mbps                                          $23,000

                  Based on 95% utilization measured on 5-minute intervals.



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         EXHIBIT H - ADDITIONAL TERMS AND CONDITIONS FOR WEB HOSTING SERVICES


1. USE OF SERVICES

         HP's obligation to provide the services is conditioned upon viaLink not using the services in a manner that is fraudulent or that violates applicable laws, regulations, court orders, tariffs, is "fraudulent", obscene or defamatory material, abuses or misuses of network resources or Internet. In the event HP determines that viaLink is in breach of the foregoing, HP shall immediately notify viaLink. If viaLink fails to cure such breach pursuant to the requirements of Article 13.3.2 in
         Section 1 Terms and Conditions of Sale, HP's right to terminate, to the extent available, shall be limited to the right to terminate this Service Change Order 56 only, in accordance with Article 13.3 under the Terms and Conditions of Sale section of the Agreement, and subject to the provision, upon viaLink's request, of continuing such services for up to ninety (90) additional days to enable viaLink to obtain alternative services provided the violation of the "use of service" is proven to HP to have been stopped. The foregoing right to terminate by HP shall not extend to any other services under the Service Level Agreement.

2. WARRANTY EXCLUSION

         Except as expressly provided elsewhere in the Agreement, HP is not responsible for the accuracy or quality of information obtained or data transmitted through its services as provided under this Service Change Order.

3. INDEMNIFICATION.

         Customer agrees to indemnify HP, its employees, agents, or subcontractors ("Indemnitee") against all claims, losses, liabilities and damages, judgments, awards, costs and expenses, including attorneys' fees, which Indemnitee may become liable to pay arising out of viaLink's breach of Section 1 (Use of Services) as stated above.



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This Service Change Order has been prepared pursuant to the Change Management
Procedures (Exhibit B) incorporated in the Service Agreement for HP Operations Services between HP and viaLink dated June 3, 1999. Your signature below indicates acceptance of this Service Change Order, and it also authorizes HP to provide and invoice viaLink for these services according to the Service Fees stated above.

IN WITNESS WHEREOF, HP and viaLink. Each acting with proper authority, have caused this Service Change Order to be executed as of the date set forth below.

Hewlett-Packard Company                     The viaLink Company


Signature: /s/ ALLEN J. MCCOY               Signature:
          -------------------------                   --------------------------

Name: Allen McCoy                           Name:
     ------------------------------              -------------------------------

Title: Account Service Manager              Title:
      -----------------------------               ------------------------------

Date: 09/15/00                              Date:
     ------------------------------              -------------------------------